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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 9, 2004



                          CITIZENS FIRST BANCORP, INC.
                         (Name of Issuer in its charter)



Delaware                           0-32041                      38-3573852
--------                           -------                      ----------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                  Number)



525 Water Street, Port Huron, Michigan                             48060
--------------------------------------                             -----
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (810) 987-8300


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing Obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2004, Citizens First Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of, respectively, the three and nine month periods ended September 30, 2004, unaudited. That press release also reported a quarterly cash dividend of $0.09 per share, to be paid on November 26, 2004 to shareholders of record on November 11, 2004. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

     99 Press release dated November 9, 2004 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended September 30, 2004, and a cash dividend of $0.09 per share.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 9, 2004                     Citizens First Bancorp, Inc.

                                             /s/ Marshall J. Campbell

                                        By:  Marshall J. Campbell
                                             Chairman, President and
                                             Chief Executive Officer

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EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION OF EXHIBIT

     99 Press release dated November 9, 2004 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended September 30, 2004, and a cash dividend of $0.09 per share.



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